UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02661

Name of Fund: BlackRock Pacific Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Pacific Fund, Inc.,

55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2013

Date of reporting period: 12/31/2013

Item 1 – Report to Stockholders

DECEMBER 31, 2013

ANNUAL REPORT

BlackRock Pacific Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Dear Shareholder

Risk assets (such as equities) powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.

Equity markets rallied right out of the gate in January with cash pouring back in from the sidelines after a potential US fiscal crisis (i.e., the “fiscal cliff”) was averted with a last-minute tax deal. Key indicators signaling modest but broad-based improvements in the world’s major economies and a calming in Europe’s debt troubles fostered an aura of comfort for investors. Global economic momentum slowed in February, however, and the pace of the rally moderated. In the months that followed, US stocks outperformed international stocks, as the US showed greater stability than most other regions. Slow but positive growth was sufficient to support corporate earnings, while uncomfortably high unemployment reinforced expectations that the Federal Reserve would continue its aggressive monetary stimulus program. International markets experienced higher levels of volatility given a resurgence of political instability in Italy, a banking crisis in Cyprus and a generally poor outlook for European economies. Emerging markets significantly lagged the rest of the world as growth in these economies fell short of expectations.

Financial markets were rattled in May when Fed Chairman Bernanke mentioned the possibility of reducing — or “tapering” — the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. US Treasury yields rose sharply, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Equity prices also suffered as investors feared the implications of a potential end of a program that had greatly supported the markets. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The fall was a surprisingly positive period for most asset classes as the Fed defied market expectations with its decision to delay tapering. Easing of political tensions that had earlier surfaced in Egypt and Syria and the re-election of Angela Merkel as Chancellor of Germany also boosted investor sentiment. Higher volatility returned in late September when the US Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily.

The remainder of the year was generally positive for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. On the one hand, persistent weak growth and low inflation provided significant latitude for monetary policy decisions and investors were encouraged by dovish comments from Fed Chair-to-be Janet Yellen. On the other hand, US housing and manufacturing reports had begun to signal fundamental improvement in the economy. The long-awaited taper announcement ultimately came in mid-December. The Fed reduced the amount of its monthly asset purchases, but at the same time, extended its time horizon for maintaining low short-term interest rates. Markets reacted positively as this move signaled the Fed’s perception of real improvement in the economy and investors felt relief from the tenacious anxiety that had gripped them throughout the year.

Accommodative monetary policy and the avoidance of major risks made 2013 a strong year for most equity markets. US stocks were the strongest performers for the six- and 12-month periods ended December 31. In contrast, emerging markets were weighed down by uneven growth and structural imbalances. Rising US Treasury yields led to a rare annual loss in 2013 for Treasury bonds and other high-quality fixed income sectors including tax-exempt municipals and investment grade corporate bonds. High yield bonds, to the contrary, generated gains driven by income-oriented investors seeking yield in the low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities near historical lows.

At BlackRock, we believe investors need to think globally and extend their scope across a broader array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	16.31%	32.39%
US small cap equities (Russell 2000® Index)	19.82	38.82
International equities (MSCI Europe, Australasia, Far East Index)	17.94	22.78
Emerging market equities (MSCI Emerging Markets Index)	7.70	(2.60)
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.03	0.07
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(3.10)	(7.83)
US investment grade bonds (Barclays US Aggregate Bond Index)	0.43	(2.02)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.00	(2.55)
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	5.94	7.44
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2013

Investment Objective

BlackRock Pacific Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in Far Eastern or Western Pacific countries, including Japan, Australia, Hong Kong, Taiwan, Singapore, South Korea and India.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2013, the Fund outperformed its benchmark, the MSCI All Country Asia Pacific Index.

What factors influenced performance?

•

Stock selection across the region, particularly in Japan, drove the Fund’s outperformance for the period. On an individual stock basis, Chinese clinical research company Wuxi PharmaTech Cayman, Inc. was the top contributor to performance. The stock rallied on earnings growth from past acquisitions and an overall improving investor sentiment toward China. Another standout performer among the Fund’s holdings was Japanese stock Softbank Corp., which moved higher over the course of 2013 as the company derived increased overseas earnings from its foreign assets, while the depreciation of the yen helped performance. Softbank also benefited from its liquidity as the stock is regarded by investors as a proxy for the overall Japanese market.

•

The largest detractor from the Fund’s performance relative to the benchmark index was not owning Chinese internet company Tencent Holdings Ltd., which rallied on improved earnings growth. Also having a negative impact on results was the Fund’s position in Australian mining stock BHP Billiton Ltd., which declined during the period due to the slowdown in Chinese growth relating to commodity-intensive industries.

Describe recent portfolio activity.

•

During the 12-month period, the Fund moved from an underweight position to an overweight position in Japan given the nation’s reflationary policies and the resulting weakening of the yen. The Fund particularly increased Japanese exposure in the financials sector to best capture the benefits of reflation.

•

At the beginning of the period, the Fund had an underweight position in Korea in light of the anticipated competitive threat from Japanese exporters, which benefit from a weakening yen. However, Korean exporters maintained their market share and by the end of the period, the Fund moved to an overweight position in Korea to benefit from the improving global growth outlook.

•

The Fund reduced its overweight exposure to the Philippines given the impact of growth in South East Asian markets resulting from Fed tapering and the associated rise in government bond yields. (Rising yields drive domestic interest rates higher, which typically act as a drag on equity returns.)

Describe portfolio positioning at period end.

•

As of period end, the Fund’s most significant overweight positions were China, Japan, Korea and the Philippines, and notable underweight positions were Taiwan, Australia, Malaysia and Singapore. The Fund was positioned to benefit from improving global growth and, more importantly, the potential for a higher quality growth cycle in the Asia Pacific region that could result from the continuation of monetary stimulus measures in Japan and policy reform in China (and possibly India). The Fund maintained a preference for North Asian markets, given improving export data, versus South Asian markets, which are more vulnerable to the effect of reduced monetary stimulus in the United States.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Samsung Electronics Co., Ltd.	3%
Commonwealth Bank of Australia	3
Mitsubishi UFJ Financial Group, Inc.	3
Toyota Motor Corp.	3
National Australia Bank Ltd.	2
Softbank Corp.	2
Sumitomo Mitsui Financial Group, Inc.	2
WuXi PharmaTech Cayman, Inc. — ADR	2
Australia & New Zealand Banking Group Ltd.	2
AIA Group Ltd.	2

Geographic Allocation	Percent of Long-Term Investments

Japan	45%
China	13
South Korea	11
Australia	11
Hong Kong	7
India	4
Taiwan	3
Philippines	2
Singapore	2
United Kingdom	1
Thailand	1

4	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund will invest at least 80% of its assets in a portfolio of equity securities of companies located in Far Eastern or Western Pacific countries. Many of the companies in which the Fund invests are located in markets generally considered to be emerging markets.

[3]	This index is a free float-adjusted, market-capitalization weighted index that is designed to measure the equity market performance of the developed and emerging markets in the Pacific region.

Performance Summary for the Period Ended December 31, 2013

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.24%	21.22%	N/A	13.20%	N/A	8.42%	N/A
Investor A	13.10	20.94	14.59%	12.93	11.72%	8.16	7.58%
Investor B	12.63	19.89	15.39	11.97	11.71	7.47	7.47
Investor C	12.66	19.96	18.96	12.06	12.06	7.33	7.33
Class R	12.87	20.35	N/A	12.30	N/A	7.69	N/A
MSCI All Country Asia Pacific Index	9.50	11.97	N/A	12.31	N/A	7.27	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans.

•	Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2013 and held through December 31, 2013) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,132.40	$4.68	$1,000.00	$1,020.82	$4.43	0.87%
Investor A	$1,000.00	$1,131.00	$6.07	$1,000.00	$1,019.51	$5.75	1.13%
Investor B	$1,000.00	$1,126.30	$10.13	$1,000.00	$1,015.68	$9.60	1.89%
Investor C	$1,000.00	$1,126.30	$10.13	$1,000.00	$1,015.68	$9.60	1.89%
Class R	$1,000.00	$1,128.70	$8.37	$1,000.00	$1,017.34	$7.93	1.56%

[1]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments, including foreign currency exchange contracts and options, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold an investment that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	7

Schedule of Investments December 31, 2013	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 10.6%
Australia & New Zealand Banking Group Ltd.	233,971	$6,754,326
BHP Billiton Ltd.	58,898	2,008,005
Commonwealth Bank of Australia	135,343	9,430,305
Cover-More Group, Ltd. (a)	1,631,298	2,731,099
Lend Lease Group	418,962	4,181,120
National Australia Bank Ltd.	258,208	8,059,200
Suncorp Group Ltd.	363,948	4,271,967

		37,436,022
China — 12.8%
Agricultural Bank of China Ltd., Class H	7,476,000	3,687,864
China Cinda Asset Management Co., Ltd. (a)	2,792,000	1,742,682
China Longyuan Power Group Corp., Class H	3,175,000	4,094,649
China Petroleum & Chemical Corp., Class H	3,850,800	3,159,682
China Shanshui Cement Group Ltd. (b)	3,352,000	1,444,507
CNOOC Ltd.	1,539,000	2,862,197
Fu Shou Yuan International Group, Ltd. (a)	415	275
Haitong Securities Co. Ltd., Class H	1,173,200	2,051,770
Huaneng Power International, Inc., Class H	1,768,000	1,602,891
Jintian Pharmaceutical Group, Ltd. (a)	10,961,770	3,435,139
Ping An Insurance Group Co. of China Ltd., Class H	415,500	3,732,906
Sinopec Engineering Group Co. Ltd.	2,398,500	3,596,346
Sinopec Shanghai Petrochemical Co. Ltd., Class H	10,334,000	2,980,988
WuXi PharmaTech Cayman, Inc. — ADR (a)	180,725	6,936,226
Zhuzhou CSR Times Electric Co. Ltd., Class H	993,000	3,581,614

		44,909,736
Hong Kong — 6.6%
AIA Group Ltd.	1,317,600	6,632,123
China Overseas Land & Investment Ltd. (b)	1,146,000	3,234,751
GCL-Poly Energy Holdings Ltd. (b)	12,115,000	3,766,774
Sands China Ltd.	475,200	3,894,421
Skyworth Digital Holdings Ltd.	2,368,000	1,308,946
Techtronic Industries Co.	1,493,000	4,252,541

		23,089,556
India — 3.6%
Bharti Airtel Ltd.	348,858	1,865,138
Biocon, Ltd.	223,032	1,670,696
Glenmark Pharmaceuticals Ltd.	297,671	2,570,289
Tech Mahindra Ltd.	79,585	2,367,083
UPL, Ltd.	1,262,874	4,047,161

		12,520,367
Japan — 45.0%
The Dai-ichi Life Insurance Co. Ltd.	228,800	3,828,513
Denso Corp.	82,100	4,337,233
Digital Garage, Inc. (b)	69,200	1,801,430
East Japan Railway Co.	48,000	3,823,572
FANUC Corp.	26,300	4,819,227
Fuji Media Holdings, Inc.	140,500	2,877,291
FUJIFILM Holdings Corp.	181,800	5,160,399
Hitachi Ltd.	814,000	6,171,871
Common Stocks	Shares	Value
Japan (concluded)
Honda Motor Co. Ltd.	135,600	$5,597,175
Japan Tobacco, Inc.	106,000	3,449,107
The Kansai Electric Power Co., Inc. (a)	180,600	2,078,583
Kawasaki Kisen Kaisha Ltd.	1,315,000	3,330,644
KDDI Corp.	92,400	5,693,246
Leopalace21 Corp. (a)	554,500	2,937,783
Mitsubishi Corp.	163,300	3,135,019
Mitsubishi Electric Corp.	449,000	5,645,931
Mitsubishi Estate Co. Ltd.	190,000	5,685,946
Mitsubishi UFJ Financial Group, Inc.	1,348,000	8,949,903
Mitsui & Co. Ltd.	228,900	3,191,126
MS&AD Insurance Group Holdings	114,200	3,069,578
NGK Insulators Ltd.	231,000	4,396,133
Nidec Corp.	38,500	3,792,812
Nippon Steel & Sumitomo Metal Corp.	1,365,000	4,577,942
Nomura Holdings, Inc.	792,100	6,121,201
NSK Ltd.	405,000	5,047,249
ORIX Corp.	319,000	5,605,424
Seiko Epson Corp.	150,000	4,038,678
Shionogi & Co. Ltd.	176,800	3,838,269
Softbank Corp.	85,200	7,476,364
Sumitomo Mitsui Financial Group, Inc.	143,000	7,436,484
Sumitomo Osaka Cement Co. Ltd.	922,000	3,544,465
Takashimaya Co. Ltd.	300,000	2,993,303
Toshiba Corp.	557,000	2,344,865
Toyota Motor Corp.	144,700	8,823,092
West Holdings Corp.	202,000	2,595,272

		158,215,130
Philippines — 2.3%
DMCI Holdings, Inc.	1,006,730	1,272,285
Megaworld Corp.	57,454,800	4,211,262
Vista Land & Lifescapes, Inc.	23,530,900	2,761,267

		8,244,814
Singapore — 1.8%
Ezion Holdings Ltd.	2,467,200	4,353,492
Golden Agri-Resources Ltd.	4,352,000	1,883,980

		6,237,472
South Korea — 8.1%
CJ O Shopping Co., Ltd.	9,457	3,720,332
Hankook Tire Co. Ltd.	40,746	2,347,824
Hyundai Motor Co.	20,314	4,559,816
NCSoft Corp.	11,823	2,789,805
Samsung Electronics Co. Ltd.	8,032	10,466,074
Samsung Electronics Co. Ltd., Preference Shares	264	253,891
SK Hynix, Inc. (a)	124,500	4,354,706

		28,492,448
Taiwan — 2.6%
Cathay Financial Holding Co., Ltd.	2,282,000	3,705,698
Chipbond Technology Corp.	638,000	1,006,461
MediaTek, Inc.	304,000	4,531,083

		9,243,242

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts
	JPY	Japanese Yen
	NVDR	Non-Voting Depository Receipts
	USD	US Dollar

See Notes to Financial Statements.

8	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares			Value
Thailand — 0.7%
Amata Corp. PCL — NVDR		3,188,700		$1,344,007
BTS Rail Mass Transit Growth Infrastructure Fund, Class F		4,082,182		1,068,374

				2,412,381
United Kingdom — 0.9%
BHP Billiton Plc		108,533		3,367,767
Total Common Stocks — 95%				334,168,935

Participation Notes
China — 0.4%
Morgan Stanley & Co., LCC (Byd Co., Ltd.) Class H, due 1/09/14		281,000		1,399,053
South Korea — 2.9%
Citigroup Global Markets Holdings, Inc. (Shinhan Financial Group Co., Ltd.), due 1/20/15		97,570		4,373,478
Deutsche Bank AG London (Hana Financial Group, Inc.), due 11/18/19		71,510		2,951,497
Deutsche Bank AG London (Samsung Electronics Co., Ltd.), due 1/24/17		2,223		2,867,514

				10,192,489
Total Participation Notes — 3.3%				11,591,542
Total Long-Term Investments (Cost — $276,941,773) — 98.3%				345,760,477
BlackRock Liquidity Funds, TempCash, Institutional Class, 0.05% (c)(d)			1,699,277		$1,699,277

			Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	USD		5,957		5,957,608
Total Short-Term Securities (Cost — $7,656,885) — 2.2%					7,656,885
Total Investments (Cost — $284,598,658) — 100.5%					353,417,362
Liabilities in Excess of Other Assets — (0.5)%					(1,684,217)

Net Assets — 100.0%					$351,733,145

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended December 31, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at December 31, 2012	Net Activity	Shares/Beneficial Interest Held at December 31, 2013	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	226,124	1,473,153	1,699,277	$3,233
BlackRock Liquidity Series, LLC, Money Market Series	$7,118,890	(1,161,282)	$5,957,608	$58,333

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Foreign currency exchange contracts as of December 31, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	1,753,748	JPY	183,967,587	HSBC Bank PLC	1/07/14	$6,833
USD	1,903,273	JPY	200,109,697	HSBC Bank PLC	1/08/14	3,076
Total						$9,909

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$2,731,099	$34,704,923	—	$37,436,022
China	12,114,322	32,795,414		44,909,736
Hong Kong	—	23,089,556	—	23,089,556
India	—	12,520,367	—	12,520,367
Japan	—	158,215,130	—	158,215,130
Philippines	—	8,244,814	—	8,244,814
Singapore	—	6,237,472	—	6,237,472
South Korea	—	28,492,448	—	28,492,448
Taiwan	—	9,243,242	—	9,243,242
Thailand	1,068,374	1,344,007	—	2,412,381
United Kingdom	—	3,367,767	—	3,367,767
Participation Notes	—	—	$11,591,542	11,591,542
Short-Term Securities:
Money Market Funds	1,699,277	5,957,608	—	7,656,885

Total	$17,613,072	$324,212,748	$11,591,542	$353,417,362

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$9,909	—	—	$9,909
[1] Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation on the instrument.

Certain of the Fund’s assets and/or liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of December 31, 2013, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$3,119	—	—	$3,119
Liabilities:
Collateral on securities loaned at value	—	$(5,957,608)	—	(5,957,608)

Total:	$3,119	$(5,957,608)	—	$(5,954,489)

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2013.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

10	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Schedule of Investments (concluded)	(Percentages shown are based on Net Assets)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Participation Notes
Assets:
Opening Balance, as of December 31, 2012	—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	$(194,212)
Net change in unrealized appreciation/depreciation[1]	1,113,113
Purchases	13,279,734
Sales	(2,607,093)

Closing Balance, as of December 31, 2013	$11,591,542

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statement of Operations . The change in unrealized appreciation/depreciation on investments still held as of December 31, 2013 was $1,113,113.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	11

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value — unaffiliated (including securities loaned at value of $5,909,352) (cost — $276,941,773)	$345,760,477
Investments at value — affiliated (cost — $7,656,885)	7,656,885
Foreign currency at value (cost — $3,198)	3,119
Investments sold receivable	5,012,406
Capital shares sold receivable	455,186
Dividends receivable	49,135
Other income receivable — affiliated	40,588
Unrealized appreciation on foreign currency exchange contracts	9,909
Securities lending income receivable — affiliated	2,205
Interest receivable	156
Prepaid expenses	38,113

Total assets	359,028,179

Liabilities
Collateral on securities loaned at value	5,957,608
Capital shares redeemed payable	751,181
Investment advisory fees payable	176,952
Deferred foreign capital gain tax payable	109,258
Service and distribution fees payable	68,467
Officer’s and Directors’ fees payable	3,162
Other affiliates payable	821
Other accrued expenses payable	227,585

Total liabilities	7,295,034

Net Assets	$351,733,145

Net Assets Consist of
Paid-in capital	$282,386,475
Distribution in excess of net investment income	(1,110,877)
Accumulated net realized gain	1,747,868
Net unrealized appreciation/depreciation	68,709,679

Net Assets	$351,733,145

Net Asset Value
Institutional — Based on net assets of $153,944,111 and 8,069,426 shares outstanding, 100 million shares authorized, $0.10 par value	$19.08

Investor A — Based on net assets of $151,722,925 and 8,028,587 shares outstanding, 100 million shares authorized, $0.10 par value	$18.90

Investor B — Based on net assets of $2,088,098 and 128,539 shares outstanding, 200 million shares authorized, $0.10 par value	$16.24

Investor C — Based on net assets of $38,354,221 and 2,631,566 shares outstanding, 100 million shares authorized, $0.10 par value	$14.57

Class R — Based on net assets of $5,623,790 and 354,809 shares outstanding, 200 million shares authorized, $0.10 par value	$15.85

See Notes to Financial Statements.

12	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends — unaffiliated	$7,435,565
Foreign taxes withheld	(479,353)
Securities lending — affiliated — net	58,333
Other income — affiliated	40,588
Dividends — affiliated	3,233
Interest	2,824

Total income	7,061,190

Expenses
Investment advisory	1,998,198
Service — Investor A	373,070
Service and distribution — Investor B	28,176
Service and distribution — Investor C	371,218
Service and distribution — Class R	27,464
Transfer agent — Institutional	205,638
Transfer agent — Investor A	192,038
Transfer agent — Investor B	5,721
Transfer agent — Investor C	57,312
Transfer agent — Class R	19,288
Custodian	134,354
Professional	110,820
Accounting services	85,675
Registration	73,542
Printing	58,891
Officer and Directors	15,818
Miscellaneous	29,754

Total expenses	3,786,977
Less fees waived by Manager	(4,344)

Total expenses after fees waived	3,782,633

Net investment income	3,278,557

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	39,332,751
Foreign currency transactions	(725,621)

38,607,130

Net change in unrealized appreciation/depreciation on:
Investments (including $101,325 foreign capital gain tax)	20,105,296
Foreign currency translations	7,185

20,112,481

Total realized and unrealized gain	58,719,611

Net Increase in Net Assets Resulting from Operations	$61,998,168

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	13

Statements of Changes in Net Assets

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2013	2012

Operations
Net investment income	$3,278,557	$4,163,396
Net realized gain	38,607,130	14,976,055
Net change in unrealized appreciation/depreciation	20,112,481	51,782,939

Net increase in net assets resulting from operations	61,998,168	70,922,390

Dividends and Distributions to Shareholders From[1]
Net investment income:
Institutional	(2,253,841)	(2,915,659)
Investor A	(1,953,518)	(3,036,123)
Investor B	(15,815)	(50,471)
Investor C	(370,340)	(691,926)
Class R	(61,117)	(105,671)
Net realized gain:
Institutional	(14,880,920)	(463,840)
Investor A	(14,933,081)	(521,098)
Investor B	(271,500)	(13,613)
Investor C	(4,777,944)	(158,240)
Class R	(645,786)	(21,315)

Decrease in net assets resulting from dividends and distributions to shareholders	(40,163,862)	(7,977,956)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	29,076,924	(99,915,794)

Net Assets
Total increase (decrease) in net assets	50,911,230	(36,971,360)
Beginning of year	300,821,915	337,793,275

End of year	$351,733,145	$300,821,915

Undistributed (distribution in excess of) net investment income, end of year	$(1,110,877)	$552,765

[1]	Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

14	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Financial Highlights

	Institutional
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$17.75	$14.64	$19.73	$19.43	$14.71

Net investment income[1]	0.24	0.25	0.28	0.36	0.26
Net realized and unrealized gain (loss)	3.44	3.34	(4.31)[2]	2.52 [2]	4.75 [2]

Net increase (decrease) from investment operations	3.68	3.59	(4.03)	2.88	5.01

Dividends and distributions from:[3]
Net investment income	(0.31)	(0.41)	(0.15)	(0.26)	(0.29)
Net realized gain	(2.04)	(0.07)	(0.91)	(2.32)	—

Total dividends and distributions	(2.35)	(0.48)	(1.06)	(2.58)	(0.29)

Net asset value, end of year	$19.08	$17.75	$14.64	$19.73	$19.43

Total Investment Return[4]
Based on net asset value	21.22%	24.80%	(20.96)%	15.92%	34.10%

Ratios to Average Net Assets
Total expenses	0.90%	0.95%	0.92%	0.91%	0.97%

Total expenses after fees waived	0.90%	0.95%	0.92%	0.91%	0.97%

Net investment income	1.21%	1.57%	1.60%	1.89%	1.57%

Supplemental Data
Net assets, end of year (000)	$153,944	$123,546	$162,425	$161,431	$196,067

Portfolio turnover	121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	15

Financial Highlights (continued)

	Investor A
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$17.60	$14.52	$19.56	$19.29	$14.61

Net investment income[1]	0.19	0.22	0.23	0.32	0.22
Net realized and unrealized gain (loss)	3.41	3.31	(4.27)[2]	2.48 [2]	4.71 [2]

Net increase (decrease) from investment operations	3.60	3.53	(4.04)	2.80	4.93

Dividends and distributions from:[3]
Net investment income	(0.26)	(0.38)	(0.09)	(0.21)	(0.25)
Net realized gain	(2.04)	(0.07)	(0.91)	(2.32)	—

Total dividends and distributions	(2.30)	(0.45)	(1.00)	(2.53)	(0.25)

Net asset value, end of year	$18.90	$17.60	$14.52	$19.56	$19.29

Total Investment Return[4]
Based on net asset value	20.94%	24.56%	(21.17)%	15.63%	33.79%

Ratios to Average Net Assets
Total expenses	1.13%	1.18%	1.17%	1.16%	1.19%

Total expenses after fees waived	1.13%	1.17%	1.17%	1.16%	1.19%

Net investment income	1.00%	1.36%	1.31%	1.68%	1.35%

Supplemental Data
Net assets, end of year (000)	$151,723	$136,146	$131,285	$200,191	$201,637

Portfolio turnover	121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

16	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Financial Highlights (continued)

	Investor B
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.38	$12.73	$17.34	$17.36	$13.17

Net investment income[1]	0.03	0.07	0.07	0.14	0.08
Net realized and unrealized gain (loss)	2.95	2.89	(3.75)[2]	2.20 [2]	4.21 [2]

Net increase (decrease) from investment operations	2.98	2.96	(3.68)	2.34	4.29

Dividends and distributions from:[3]
Net investment income	(0.09)	(0.24)	(0.02)	(0.06)	(0.10)
Net realized gain	(2.03)	(0.07)	(0.91)	(2.30)	—

Total dividends and distributions	(2.12)	(0.31)	(0.93)	(2.36)	(0.10)

Net asset value, end of year	$16.24	$15.38	$12.73	$17.34	$17.36

Total Investment Return[4]
Based on net asset value	19.89%	23.46%	(21.81)%	14.68%	32.61%

Ratios to Average Net Assets
Total expenses	1.96%	2.06%	2.02%	1.98%	2.05%

Total expenses after fees waived	1.96%	2.06%	2.02%	1.98%	2.05%

Net investment income	0.19%	0.47%	0.46%	0.85%	0.55%

Supplemental Data
Net assets, end of year (000)	$2,088	$3,097	$3,925	$8,492	$11,570

Portfolio turnover	121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	17

Financial Highlights (continued)

	Investor C
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$14.04	$11.66	$15.97	$16.20	$12.31

Net investment income[1]	0.03	0.07	0.08	0.14	0.08
Net realized and unrealized gain (loss)	2.70	2.65	(3.46)[2]	2.04 [2]	3.96 [2]

Net increase (decrease) from investment operations	2.73	2.72	(3.38)	2.18	4.04

Dividends and distributions from:[3]
Net investment income	(0.16)	(0.27)	(0.02)	(0.09)	(0.15)
Net realized gain	(2.04)	(0.07)	(0.91)	(2.32)	—

Total dividends and distributions	(2.20)	(0.34)	(0.93)	(2.41)	(0.15)

Net asset value, end of year	$14.57	$14.04	$11.66	$15.97	$16.20

Total Investment Return[4]
Based on net asset value	19.96%	23.62%	(21.81)%	14.72%	32.82%

Ratios to Average Net Assets
Total expenses	1.91%	1.96%	1.96%	1.93%	1.98%

Total expenses after fees waived	1.91%	1.96%	1.96%	1.93%	1.98%

Net investment income	0.22%	0.58%	0.52%	0.90%	0.57%

Supplemental Data
Net assets, end of year (000)	$38,354	$33,272	$35,599	$62,452	$69,247

Portfolio turnover	121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

18	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Financial Highlights (concluded)

	Class R
	Year Ended December 31,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$15.09	$12.51	$17.01	$17.11	$13.01

Net investment income[1]	0.09	0.11	0.11	0.19	0.11
Net realized and unrealized gain (loss)	2.90	2.84	(3.68)[2]	2.17 [2]	4.16 [2]

Net increase (decrease) from investment operations	2.99	2.95	(3.57)	2.36	4.27

Dividends and distributions from:[3]
Net investment income	(0.19)	(0.30)	(0.02)	(0.14)	(0.17)
Net realized gain	(2.04)	(0.07)	(0.91)	(2.32)	—

Total dividends and distributions	(2.23)	(0.37)	(0.93)	(2.46)	(0.17)

Net asset value, end of year	$15.85	$15.09	$12.51	$17.01	$17.11

Total Investment Return[4]
Based on net asset value	20.35%	23.88%	(21.58)%	14.97%	32.88%

Ratios to Average Net Assets
Total expenses	1.61%	1.73%	1.74%	1.71%	1.80%

Total expenses after fees waived	1.60%	1.73%	1.74%	1.71%	1.80%

Net investment income	0.54%	0.84%	0.74%	1.11%	0.75%

Supplemental Data
Net assets, end of year (000)	$5,624	$4,761	$4,559	$6,305	$5,108

Portfolio turnover	121%	114%	149%	124%	136%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of dividends and distributions.

See Notes to Financial Statements.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	19

Notes to Financial Statements

1. Organization:

BlackRock Pacific Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain employer-sponsored retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and dividend reinvestments by existing shareholders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange or the NASDAQ Stock Market (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Fund values its investments in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to

20	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components maybe treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into investments (e.g., foreign currency exchange contracts) that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the Fund to exclude the investment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The character and timing of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	21

Notes to Financial Statements (continued)

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund’s facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses pro rated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: The Fund may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Fund a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Fund to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Fund the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Fund as dividend income in the Statement of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Fund must rely on the creditworthiness of the issuer for its investment returns on the P-Notes and has no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Fund since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: The Fund may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Fund should have a value of at least 102% of the current value of the loaned securities for securities traded on US exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Fund earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value, and collateral on securities loaned at value, respectively. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

22	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of the Fund’s securities lending agreements by counterparty which are subject to offset under a MSLA as of December 31, 2013:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount[2]
Citigroup Global Markets, Inc.	$129,282	$(129,282)	—
Credit Suisse Securities (USA) LLC	2,042,087	(2,042,087)	—
JP Morgan Securities LLC	497,320	—	$497,320
Merrill Lynch, Pierce, Fenner & Smith Inc.	195,878	(195,878)	—
UBS Securities LLC	3,044,785	(3,044,785)	—

Total	$5,909,352	$(5,412,032)	$497,320

[1]

Collateral with a value of $5,957,608 has been received in connection with securities lending agreements. Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

The risks of securities lending also include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, the Fund benefits from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities lent. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2013, any securities on loan were collateralized by cash.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically hedge its exposure to certain risks such as equity risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies, in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (including equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	23

Notes to Financial Statements (continued)

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

Fair Values of Derivative Financial Instruments as of December 31, 2013
	Derivatives Asset
	Statement of Assets and Liabilities Location	Value
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$9,909

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2013
Net Realized Gain (Loss) From
Foreign currency exchange contracts:
Foreign currency transactions	$ 352,430
Equity contracts:
Options[1]	(369,892)

Total	$ (17,462)

Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency translations	$ 9,855
Equity contracts:
Options[1]	317,562

Total	$ 327,417

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

For the year ended December 31, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	2
Average number of contracts — US dollars sold	3
Average US dollar amounts purchased	$2,590,547
Average US dollar amounts sold	$2,494,550
Options:
Average number of option contracts purchased	208[2]
Average notional value of option contracts purchased	$24,123,090[2]

[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty, to perform.

With exchange traded purchased options, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offsets rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivative and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported

24	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Fund and any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

At December 31, 2013, the Fund’s derivative assets (by type) are as follows:

Assets
Derivative Financial Instruments:
Foreign currency exchange contracts	$9,909
Derivatives not subject to a master netting agreement of similar agreement (“MNA”)	—

Total of assets subject to MNA	$9,909

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2013:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
HSBC Bank PLC	$9,909	—	—	—	$9,909

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

First 1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is included in fees waived by Manager in the Statement of Operations.

The Manager entered into a sub-advisory agreement with each of BIM and BlackRock (Hong Kong) Limited (“BHK”), both affiliates of the Manager. The Manager pays BIM and BHK, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the year ended December 31, 2013, the Fund reimbursed the Manager $2,699 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	25

Notes to Financial Statements (continued)

dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended December 31, 2013, the Fund paid the following to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations:

Institutional	$10
Investor A	$9

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended December 31, 2013, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$9,661
Investor A	$5,223
Investor B	$342
Investor C	$718
Class R	$789

For the year ended December 31, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $5,403.

For the year ended December 31, 2013, affiliates received CDSCs as follows:

Investor B	$1,493
Investor C	$3,372

The Fund received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral, if applicable, is shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM, if any, is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The Fund benefits from a borrower default indemnity provided by BlackRock. As securities lending agent, BIM bears all operational costs directly related to securities lending as well as the cost of borrower default indemnification. BIM does not receive any fees for managing the cash collateral. The share of income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the year ended December 31, 2013, BIM received $31,097 in securities lending agent fees related to securities lending activities for the Fund.

During the year ended December 31, 2013, the Fund received a payment from an affiliate to compensate for foregone securities lending revenue, which is shown as Other income — affiliated in the Statement of Operations.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2013 were $388,898,119 and $403,145,160, respectively.

7. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2013 attributable to foreign currency transactions, and the sale of stock of passive foreign investment companies were reclassified to the following accounts:

Distribution in excess of net investment income	$(287,568)
Accumulated net realized gain	$287,568

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	12/31/13	12/31/12
Ordinary income	$24,680,574	$6,799,850
Long-term capital gains	15,483,288	1,178,106

Total	$40,163,862	$7,977,956

26	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Notes to Financial Statements (continued)

As of December 31, 2013, the tax components of accumulated net earnings were as follows:

Undistributed ordinary income	$2,595,572
Undistributed long-term capital gains	2,841,053
Net unrealized gains[1]	63,910,045

Total	$69,346,670

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the realization for tax purposes of unrealized gain on certain foreign currency contracts and the timing and recognition of partnership income.

As of December 31, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$289,390,939

Gross unrealized appreciation	$70,221,070
Gross unrealized depreciation	(6,194,647)

Net unrealized appreciation	$64,026,423

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Fund did not borrow under the credit agreement during the year ended December 31, 2013.

9. Concentration, Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

The Fund invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in US securities. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2013, the Fund had the following industry classifications:

Industry	Percent of Long-Term Investments
Commercial Banks	14%
Insurance	8
Semiconductor & Semiconductor Equipment	8
Real Estate Management & Development	7
Automobiles	5
Other[2]	58

[2]	All other industries held were each less than 5% of long-term investments.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	27

Notes to Financial Statements (concluded)

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,334,534	$26,715,982	469,475	$7,619,904
Shares issued in reinvestment of dividends and distributions	815,455	15,098,977	178,729	2,938,774
Shares redeemed	(1,040,961)	(20,414,106)	(4,784,461)	(78,769,838)

Net increase (decrease)	1,109,028	$21,400,853	(4,136,257)	$(68,211,160)

Investor A
Shares sold and automatic conversion of shares	1,350,394	$25,956,201	987,888	$15,966,050
Shares issued in reinvestment of dividends and distributions	788,984	14,477,232	187,857	3,054,012
Shares redeemed	(1,846,299)	(35,751,436)	(2,482,249)	(39,865,954)

Net increase (decrease)	293,079	$4,681,997	(1,306,504)	$(20,845,892)

Investor B
Shares sold	5,694	$96,709	2,618	$36,324
Shares issued in reinvestment of dividends and distributions	17,211	271,965	4,215	58,864
Shares redeemed and automatic conversion of shares	(95,744)	(1,607,267)	(113,891)	(1,588,244)

Net decrease	(72,839)	$(1,238,593)	(107,058)	$(1,493,056)

Investor C
Shares sold	474,229	$7,277,816	170,476	$2,170,853
Shares issued in reinvestment of dividends and distributions	337,502	4,783,902	60,154	771,419
Shares redeemed	(549,691)	(8,417,789)	(913,151)	(11,660,097)

Net increase (decrease)	262,040	$3,643,929	(682,521)	$(8,717,825)

Class R
Shares sold	170,824	$2,814,667	192,353	$2,658,971
Shares issued in reinvestment of dividends and distributions	45,892	706,900	9,193	126,986
Shares redeemed	(177,420)	(2,932,829)	(250,509)	(3,433,818)

Net increase (decrease)	39,296	$588,738	(48,963)	$(647,861)

Total Net increase (Decrease)	1,630,604	$29,076,924	(6,281,303)	$(99,915,794)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

28	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Pacific Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Pacific Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of the securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Pacific Fund, Inc. as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 24, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2013.

	Payable Dates
Qualified Dividend Income for Individuals[1],2	7/19/2013	100.00%
	12/12/2013	22.57%
Foreign Source Income[2]	7/19/2013	21.03%
	12/12/2013	21.03%
Foreign Taxes Paid Per Share[3]	7/19/2013	$0.007025
	12/12/2013	$0.024390

[1]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $0.889879 per share to shareholders of record on December 10, 2013.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	29

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Director	Since 2000	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	President, London Center for Policy Research since 2012; Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet services) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 107 Portfolios	None
Ian A. MacKinnon 55 East 52nd Street New York, NY 10055 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2000	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None

30	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Director	Since 2007	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and Dean thereof from 1997 to 2005; Director, Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 278 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 278 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	31

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] Officers of the Fund serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

BlackRock (Hong Kong) Limited Hong Kong, China

32	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Dividend Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000® Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock CoRI Funds

2015	2021
2017	2023
2019

BlackRock Emerging Markets Flexible Dynamic Bond Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

BlackRock Strategic Municipal Opportunities Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund
	LifePath Portfolios
BlackRock Prepared Portfolios	Retirement	2040
Conservative Prepared Portfolio	2020	2045
Moderate Prepared Portfolio	2025	2050
Growth Prepared Portfolio	2030	2055
Aggressive Growth Prepared Portfolio	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK PACIFIC FUND, INC.	DECEMBER 31, 2013	35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

PAC-12/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$37,563	$37,300	$0	$0	$16,850	$23,350	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]	Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Pacific Fund, Inc.	$16,850	$23,350

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

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(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Pacific Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: February 28, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Pacific Fund, Inc.

Date: February 28, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Pacific Fund, Inc.

Date: February 28, 2014

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